Exhibit 99.1

PowerFleet Reports 10-Quarter Revenue High and Improved Bottom Line Performance for Second Quarter 2022

- Quarterly Revenue of $34.6 Million, Marking Third Consecutive Quarter of Year-Over-Year Revenue Growth

- High Margin, Recurring and Services Revenue up 9% Year-Over-Year to $19.8 Million, Reflecting Company’s Focus on Driving SaaS and Software Revenue

- Rationalization Initiatives Drive 58% Sequential Improvement in Loss from Operations

- Strong First Half 2022 Financial Results, Position Company for Growth, and Improved Profitability for Full Year 2022

Woodcliff Lake, NJ — August 8, 2022 — PowerFleet, Inc. (Nasdaq: PWFL), a global leader of Internet-of-Things (IoT) solutions that manage enterprise assets for seamless business operations, reported results for the second quarter ended June 30, 2022.

Second Quarter 2022 Financial Highlights

●	Total revenue was $34.6 million, an increase of 4% quarter-over-quarter.

●	High margin, recurring and services revenue increased 9% to $19.8 million, or 57% of total revenue, compared to the same year-ago period.

●	Product gross margin increased to 24% from 17% compared to Q1 2022, reflecting the success of the company’s initiatives to manage purchase price variance (PPV) challenges and reengineer certain products to enhance margins.

●	Loss from operations improved by $2.2 million to $(1.6) million, a decrease of 58% compared to Q1 2022.

●	Strong liquidity position with $18.0 million in cash and cash equivalents and working capital of $38.5 million at quarter-end.

Management Commentary

“During the second quarter, we built on the momentum we established in Q1 and delivered solid sequential and year-over-year revenue growth, driven by further commitment from longstanding customers like Ford, Volvo, Nestle and Nack-Pack,” said PowerFleet CEO Steve Towe. “In fact, the $34.6 million in revenue we generated this period, marked a 10-quarter revenue high for PowerFleet. Importantly, we were able to achieve these milestones despite the ongoing macro headwinds and supply chain issues affecting our industry, our competitors, and companies globally. In addition to our topline performance, our rationalization initiatives are enhancing our organization’s efficiency and profitability, resulting in a 58% sequential improvement in loss from operations in Q2.

“PowerFleet’s transformation is well underway and already yielding strong returns. Our growth plan is supported by a solid cash position and available resources that provide sufficient runway to execute our strategy. We entered the second half of 2022 in a strong position, supported by building customer engagement, a growing pipeline, and several strategic opportunities on the horizon. As we look ahead, the team is executing well on driving transformation and accelerating our vision. The successful execution of our strategic road map will create a highly scalable, repeatable, and profitable global organization.”

Second Quarter 2022 Financial Results

Total revenue increased 3% to $34.6 million from $33.5 million in the same year-ago period.

Services revenue was $19.8 million, or 57% of total revenue, an improvement compared to $18.1 million, or 54% of total revenue, in the same year-ago period. Product revenue, which drives future services revenue, was $14.8 million, or 43% of total revenue, compared to $15.5 million, or 46% of total revenue, in the same year-ago period.

Gross profit was $16.2 million, or 47% of total revenue, compared to $16.0 million, or 48% of total revenue, in the same year-ago period. Service gross profit was $12.7 million, or 65% of total service revenue, compared to $11.4 million, or 63% of total service revenue, in the same year-ago period. Product gross profit was $3.5 million, or 23% of total product revenue, compared to $4.6 million, or 30% of total product revenue, in the same year-ago period.

Operating expenses were $17.8 million, compared to $18.1 million in the prior quarter and $16.2 million in the same year-ago period. Operating expenses included foreign currency translation losses of $0.7 million.

Net loss attributable to common stockholders totaled $1.3 million, or $(0.04) per basic and diluted share (based on 35.4 million weighted average shares outstanding), compared to net loss attributable to common stockholders of $2.6 million, or $(0.08) per basic and diluted share, in the same year-ago period (based on 34.9 million weighted average shares outstanding).

Non-GAAP net income, a non-GAAP metric, totaled $2.0 million, or $0.06 per basic and $0.05 per diluted share (based on 35.4 million weighted average basic shares outstanding and 43.0 million weighted average diluted shares outstanding), compared to non-GAAP net income of $1.4 million, or $0.04 per basic and $0.03 per diluted share (based on 34.9 million weighted average basic shares outstanding and 43.1 million weighted average diluted shares outstanding), in the same year-ago period (See the section below titled “Non-GAAP Financial Measures” for more information about non-GAAP net income and its reconciliation to GAAP net income/loss).

Adjusted EBITDA gain, a non-GAAP metric, stayed consistent at $2.8 million, compared to adjusted EBITDA of $2.8 million in the same year-ago period (See the section below titled “Non-GAAP Financial Measures” for more information about adjusted EBITDA and its reconciliation to GAAP net income/loss).

At quarter-end, the company had $18.0 million in cash and cash equivalents. The company’s working capital position at quarter-end was $38.5 million.

Investor Conference Call

PowerFleet management will discuss these results and business outlook on a conference call today (Monday, August 8, 2022) at 8:30 a.m. Eastern time (5:30 a.m. Pacific time).

PowerFleet management will host the presentation, followed by a question-and-answer session.

Toll Free: (877) 524-8416

International: +1 (412) 902-1028

The conference call will be broadcast simultaneously and available for replay here and in via the investor section of the company’s website at ir.powerfleet.com.

If you have any difficulty connecting with the conference call, please contact PowerFleet’s investor relations team at (949) 574-3860.

Non-GAAP Financial Measures

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), PowerFleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share and adjusted EBITDA. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of PowerFleet’s current financial performance. Specifically, PowerFleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternate to net income or cash flow from operating activities as an indicator of operating performance or liquidity. Because PowerFleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the nearest GAAP measures can be found in the financial tables included in this press release.

PowerFleet, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted EBITDA Financial Measures

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2022	2021	2022

Net loss attributable to common stockholders	$(2,633,000)	$(1,334,000)	$(5,616,000)	$(5,458,000)
Non-controlling interest	(1,000)	1,000	(1,000)	2,000
Preferred stock dividend and accretion	1,196,000	1,216,000	2,392,000	2,412,000
Interest (income) expense, net	598,000	560,000	1,056,000	991,000
Other (income) expense, net	2,000	(3,000)	2,000	(2,000)
Income tax (benefit) expense	67,000	40,000	540,000	(663,000)
Depreciation and amortization	2,089,000	2,044,000	4,230,000	4,133,000
Stock-based compensation	1,096,000	1,629,000	2,193,000	2,086,000
Foreign currency translation	388,000	(1,349,000)	(631,000)	(1,690,000)
Impact of the fair value mark-up of acquired inventory	0	-	0	-

Adjusted EBITDA	$2,802,000	$2,804,000	$4,165,000	$1,811,000

PowerFleet, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Net Income (Loss) Financial Measures

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2022	2021	2022

Net loss attributable to common stockholders	$(2,633,000)	$(1,334,000)	$(5,616,000)	$(5,458,000)
Preferred stock dividend and accretion	1,196,000	1,216,000	2,392,000	2,412,000
Other (income) expense, net	2,000	(3,000)	2,000	(2,000)
Intangible assets amortization expense	1,298,000	1,274,000	2,597,000	2,548,000
Stock-based compensation	1,096,000	1,629,000	2,193,000	2,086,000
Foreign currency translation	388,000	(1,349,000)	(631,000)	(1,690,000)
Non-cash portion of income tax expense	21,000	533,000	492,000	(173,000)
Impact of the fair value mark-up of acquired inventory	0	-	0	-
Non-GAAP net income (loss)	$1,368,000	$1,966,000	$1,429,000	$(277,000)

Non-GAAP net income (loss) - basic	$0.04	$0.06	$0.04	$(0.01)
Non-GAAP net income (loss) - diluted	$0.03	$0.05	$0.03	$(0.01)
Weighted average common shares outstanding - basic	34,898,000	35,386,000	34,083,000	35,359,000
Weighted average common shares outstanding - diluted	43,083,000	43,038,000	42,403,000	42,945,000

About PowerFleet

PowerFleet® Inc. (Nasdaq: PWFL; TASE: PWFL) is a global leader of subscription-based wireless solutions that manage enterprise assets for seamless business operations. PowerFleet’s patented technologies are the proven solution for organizations that must monitor and analyze their assets to improve safety, increase efficiency, reduce costs, and drive profitability. Our offerings are sold under the global brands PowerFleet, Pointer, and Cellocator. PowerFleet’s global headquarters are in Woodcliff Lake, New Jersey, with additional offices around the globe. For more information, please visit www.powerfleet.com, the content of which does not form a part of this press release.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to PowerFleet’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond PowerFleet’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion, or other financial information; emerging new products; and plans, strategies, and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the acquisition of Pointer, which may be affected by, among other things, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for PowerFleet’s products to continue to develop, the possibility that PowerFleet may not be able to integrate successfully the business, operations and employees of I.D. Systems and Pointer, the inability to protect PowerFleet’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in PowerFleet’s filings with the Securities and Exchange Commission, including PowerFleet’s annual report on Form 10-K for the year ended December 31, 2021. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, PowerFleet. Unless otherwise required by applicable law, PowerFleet assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether a result of new information, future events, or otherwise.

PowerFleet Investor Contact

Matt Glover
Gateway Investor Relations
PWFL@gatewayir.com

(949) 574-3860

PowerFleet Media Contact

Calen McGee

powerfleet@n6a.com

(908) 461-0266

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations Data

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2022	2021	2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue:
Products	$15,466,000	$14,818,000	$26,886,000	$29,210,000
Services	18,082,000	19,776,000	35,653,000	38,545,000

	33,548,000	34,594,000	62,539,000	67,755,000
Cost of revenue:
Cost of products	10,862,000	11,336,000	19,014,000	23,314,000
Cost of services	6,641,000	7,028,000	13,010,000	13,812,000

	17,503,000	18,364,000	32,024,000	37,126,000

Gross Profit	16,045,000	16,230,000	30,515,000	30,629,000

Operating expenses:
Selling, general and administrative expenses	13,421,000	15,817,000	27,029,000	30,729,000
Research and development expenses	2,779,000	2,001,000	5,524,000	5,230,000

	16,200,000	17,818,000	32,553,000	35,959,000

Loss from operations	(155,000)	(1,588,000)	(2,038,000)	(5,330,000)
Interest income	12,000	15,000	24,000	28,000
Interest expense	(611,000)	(575,000)	(1,081,000)	(1,019,000)
Foreign currency translation of debt	(615,000)	2,068,000	412,000	2,612,000
Other (expense) income, net	(2,000)	3,000	(2,000)	2,000

Net loss before income taxes	(1,371,000)	(77,000)	(2,685,000)	(3,707,000)

Income tax benefit (expense)	(67,000)	(40,000)	(540,000)	663,000

Net loss before non-controlling interest	(1,438,000)	(117,000)	(3,225,000)	(3,044,000)
Non-controlling interest	1,000	(1,000)	1,000	(2,000)

Net loss	(1,437,000)	(118,000)	(3,224,000)	(3,046,000)
Accretion of preferred stock	(168,000)	(168,000)	(336,000)	(336,000)
Preferred stock dividend	(1,028,000)	(1,048,000)	(2,056,000)	(2,076,000)

Net loss attributable to common stockholders	$(2,633,000)	$(1,334,000)	$(5,616,000)	$(5,458,000)

Net loss per share - basic and diluted	$(0.08)	$(0.04)	$(0.16)	$(0.15)
Weighted average common shares outstanding - basic
and diluted	34,898,000	35,386,000	34,083,000	35,359,000

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet Data

	As of
	December 31, 2021	June 30, 2022
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$26,452,000	$17,703,000
Restricted cash	308,000	309,000
Accounts receivable, net	32,094,000	33,491,000
Inventory, net	18,243,000	23,540,000
Deferred costs - current	1,762,000	1,315,000
Prepaid expenses and other current assets	9,051,000	9,020,000
Total current assets	87,910,000	85,378,000

Deferred costs - less current portion	249,000	-
Fixed assets, net	8,988,000	8,333,000
Goodwill	83,487,000	83,487,000
Intangible assets, net	26,122,000	24,022,000
Right of use asset	9,787,000	8,463,000
Severance payable fund	4,359,000	3,610,000
Deferred tax asset	4,262,000	4,395,000
Other assets	4,703,000	5,063,000
Total assets	$229,867,000	$222,751,000

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$6,114,000	$7,794,000
Accounts payable and accrued expenses	29,015,000	29,233,000
Deferred revenue - current	6,519,000	7,331,000
Lease liability - current	2,640,000	2,494,000
Total current liabilities	44,288,000	46,852,000

Long-term debt, less current maturities	18,110,000	13,408,000
Deferred revenue - less current portion	4,428,000	4,139,000
Lease liability - less current portion	7,368,000	6,237,000
Accrued severance payable	4,887,000	4,118,000
Deferred tax liability	5,220,000	5,091,000
Other long-term liabilities	706,000	647,000

Total liabilities	85,007,000	80,492,000

MEZZANINE EQUITY
Convertible redeemable Preferred stock: Series A	52,663,000	55,074,000

STOCKHOLDERS’ EQUITY	-	-
Total Powerfleet, Inc. stockholders’ equity	92,111,000	87,100,000
Non-controlling interest	86,000	85,000
Total equity	92,197,000	87,185,000
Total liabilities and stockholders’ equity	$229,867,000	$222,751,000

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flow Data

	Six Months Ended June 30,
	2021	2022
		(Unaudited)
Cash flows from operating activities (net of net assets acquired):
Net loss	$(3,224,000)	$(3,046,000)
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Non-controlling interest	(1,000)	2,000
Inventory reserve	135,000	119,000
Stock based compensation expense	2,452,000	2,086,000
Depreciation and amortization	4,231,000	4,133,000
Right-of-use assets, non-cash lease expense	1,503,000	1,382,000
Bad debt expense	531,000	(364,000)
Other non-cash items	160,000	604,000
Deferred taxes	540,000	(663,000)
Changes in:
Operating assets and liabilities	(3,124,000)	(6,953,000)

Net cash (used in) provided by operating activities	3,203,000	(2,700,000)

Cash flows from investing activities:
Proceeds from sale of property and equipment	-	-
Capital expenditures	(1,454,000)	(2,013,000)

Net cash (used in) investing activities	(1,454,000)	(2,013,000)

Cash flows from financing activities:
Net proceeds from stock offering	26,867,000	-
Payment of preferred stock dividend	(2,056,000)	-
Repayment of long-term debt	(2,671,000)	(2,897,000)
Short-term bank debt, net	93,000	2,330,000
Proceeds from exercise of stock options	142,000	-
Purchase of treasury stock upon vesting of restricted stock	(362,000)	(186,000)

Net cash (used in) provided by financing activities	22,013,000	(753,000)

Effect of foreign exchange rate changes on cash and cash equivalents	(2,028,000)	(3,282,000)
Net increase in cash, cash equivalents and restricted cash	21,734,000	(8,748,000)
Cash, cash equivalents and restricted cash - beginning of period	18,435,000	26,760,000

Cash, cash equivalents and restricted cash - end of period	$40,169,000	$18,012,000